QUARTERLY REPORT
December 31, 2006

FMI
Common Stock
Fund, Inc.

A NO-LOAD
MUTUAL FUND

FMI
Common Stock
Fund, Inc.

January 1, 2007
Dear Fellow Shareholders:

2006 was a year of surprisingly good investment returns. The FMI Common Stock Fund gained 17.1%*, slightly behind the Russell 2000 Index(1) 18.4% return. Retail, Process Industries and Commercial Services drove sector performance, while Distribution, Finance and Technology Services lagged. We had six companies targeted or acquired during the year, which significantly aided the Fund’s performance. With approximately $3.7 trillion of merger and acquisition activity worldwide in 2006 - up 38% from 2005 according to Thomson Financial - and no sign of slowing as 2007 embarks, valuations appear to be stretched. The Fund may trail the benchmark for the near term if these speculative juices flow more freely. Higher multiple sectors and financial stocks tend to perform better when caution takes a breather, and the benchmark Russell 2000 is more heavily weighted in these areas. We have learned over the years, however, that the environment can change quickly. We believe the Fund is positioned in a prudent manner. One year ago, we ended our letter with the following phrase that bears repeating here: [we] plan for tough times and hope for good times.

Below we have made some brief comments on the big picture before commenting on investment challenges and the market.

Economy
The economy is certainly slowing from the strong pace of the past five years. Gross Domestic Product (GDP) growth slowed to 2% in the third quarter of 2006 and the closely-watched Institute for Supply Management (ISM) Index slipped below 50 in November, indicating a contracting manufacturing sector. Additional interim data seemed to suggest further slowing in the fourth quarter, although the signs are mixed, as usual. Anecdotally, a large number of companies from a variety of cyclical areas have recently flagged reduced business activity, including Rockwell, Illinois Tool Works, Black & Decker, Caterpillar, Home Depot, Jabil Circuits, FedEx and others. Most housing markets are seeing significant weakness on a year-over-year basis and automobile production in 2007 appears to be facing its first sub 16 million-unit build since 1998. At this point, many pundits are saying the current slowdown is a “mid-cycle correction,” yet most economists still have 3% plus real GDP predicted for 2007.

Unemployment remains low, despite the noticeable angst by commentators and the average American, at least if polls are to be believed. After a fairly long period of relative stagnation, real wages have been growing. So far, wage growth has not been parlayed into higher inflation. As we have discussed several times in past letters, international labor arbitrage is likely to keep a lid on U.S. wages for some time. The Fed’s preferred inflation gauge, the price index for personal consumption expenditure excluding food and energy, shows a 2.2% gain for November on a year-over-year basis, down from 2.4% in October. While this is still above the 1-2% range the Fed earmarks, it is headed in the right direction. The Producer Price Index (PPI)
_____________________
*	The Fund’s one year and annualized five and ten year returns through December 31, 2006 were 17.14%, 12.24% and 12.64%, respectively.
(1)
The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

has been a lot more volatile, but given the enormous capacity being added in a number of commodities, we do not anticipate continued high raw material prices extending much beyond 2007. Energy inventories remain very high (see Chart 1) and are not congruent with $60 oil.

Through the end of 2006, consumer spending was a lot healthier than we would have predicted. Fourth quarter spending looks to be up nearly 4%, according to preliminary Commerce Department figures. Somebody long ago said never to underestimate the U.S. consumer… at least, not yet! Still, with a negative savings rate, housing prices flat to down nationwide and home equity cash-outs falling dramatically, we do not see a big push coming from the consumer in 2007.

The 10-Year U.S. Treasury Bond yielded 4.7% at the end of 2006, up modestly (30 basis points) from the beginning of the year. Viewed over an 80-year time horizon, 4.7% is just slightly higher than the median of 4.25%. Over the past 50 years, however, 4.7% can be viewed as pretty low compared to the median of 6.34%. Many interest rate observers are more concerned with the shape of the yield curve (see Chart 2). Today, we note that short end rates are higher than those further out on the curve, thus we have the so-called inverted yield curve. The short end of the curve was up over 90 basis points in 2006. Historically, an inversion of the yield curve has often been a precursor to recession.
Chart 1

We have no idea whether a recession is in store for 2007, although its appearance would come as no surprise. As you know, our Fund portfolio has been positioned fairly defensively over the past year or two. This is primarily a function of bottom-up value analysis rather than a top-down call on the economy. As investors start to increase their worries about the economy, we anticipate seeing better values in the economically sensitive stocks. These stocks today are quite expensive by historical standards, and many defensive stocks have also performed remarkably well, leaving the landscape pretty well picked over as we enter 2007.

Chart 2

Investment Challenge
Far and away, the most consistent and pressing challenge we face at the FMI Common Stock Fund revolves around finding new investments for the Fund portfolio. Between buyouts and stocks reaching valuation targets, there is a constant need for fresh ideas. Some managers claim there are plenty of attractive new ideas. We suppose that depends on what one is willing to pay. Many cyclical companies look cheap on earnings, but may be very expensive if the industry or economic tide recedes. For example, take Toll Brothers, a large homebuilder. At the beginning of 2006, the stock looked cheap at 6 times expected 2007 earnings of roughly $5.25. By the end of the year, the price-to-earnings ratio (P/E) had moved to nearly 18 as the estimate for 2007 cratered from $5.25 to $1.75. The stock declined nearly 40% by the summer of 2006 before recovering a portion of the loss. The homebuilders, to include Toll Brothers, are certainly more interesting today at higher multiples than a year ago at lower multiples, but we think the downturn has a long way to go. It is an area we could revisit later.

Are industrial companies at the peak of their respective cycles? A number of high-quality industrial companies can be purchased for 14-17 times earnings. Our struggle here is the same as that illustrated above. Industrial stocks are generating record-high operating net margins (see Chart 3). It could very well be that industrial cyclical P/E ratios are attractive in the same dangerous way that Toll Brothers was a year ago. Incidentally, that is one reason we prefer to look at price-to-sales ratios for many types of companies, particularly cyclical ones. Take the quintessential broadly diversified industrial company, 3M. This stock trades at 17 times the latest twelve months’ earnings. That is actually on the low end of the past decade’s P/E range of 17-30. While 17 is not a demanding P/E multiple, the price-to-sales ratio is 2.6 times, which is slightly above average from a long-term perspective.

Chart 3

The price-to-sales ratio does not look particularly alarming until one realizes that 3M’s operating margins recently hit a record high 23.1%, nearly 400 basis points higher than the 10-year average and almost 800 basis points above the previous decade’s average. While 3M can be congratulated for driving the profitability of their business to record levels, we think the low-hanging fruit has been picked. We believe 3M will do well to maintain their existing margins. It is more than likely, however, they will fall as the company reinvests in growth.

3M has been restructuring for years and even with significant acquisitions, has only achieved a 4% compound rate of sales growth over the past decade. Widespread innovation and organic growth has been lacking even while financial engineering has been first-rate. Now the company faces a long road ahead to rebuild internal growth and frankly, given the new chief executive officer’s track record at Brunswick (24 acquisitions) it does not look like 3M shareholders will see relief any time soon.

We highlight these two situations to help our shareholders better understand the investment landscape today. Private equity activity, while a boon to the Fund in the short run due to takeovers, also complicates the picture. By changing the capital structure of the acquired companies, aided by relatively low interest rates, private equity pools can afford to pay up for deals. This helps drive up valuations for public companies. Our June letter described in depth the valuation picture for the market as it exists today. Recall that most valuation measures are in the seventh to ninth decile (the tenth being the most expensive). With stocks generally fully priced and the “cheap” ones quite uninteresting - as illustrated by Toll Brothers and 3M - our job is challenging, to say the least.

Market
We call this the Alice-in-Wonderland market, where things appear to be off-center, or even upside-down. Twenty years ago, private equity buyers usually paid 4-5x EV/EBITDA (enterprise value-to-earnings before interest, taxes, depreciation and amortization), which was typically a 20-25% discount to public market value. Now private equity sponsors are often paying premiums to public market values, which have escalated into the range of 9-11 times themselves. Private equity pools and high yield investors, to include hedge funds, instead resuscitate weak companies that should go bankrupt. The demand for return, by aptly named “yield pigs” in the junk bond arena, has resulted in very narrow spreads (see Chart 4). Private equity sponsors have been loading target companies with unhealthy leverage, paying themselves huge “dividends” by increasing leverage further and leaving the operating companies with little margin for error. According to Standard & Poor’s Leveraged Commentary & Data Group, the ratio of debt-to-cash flow escalated from 4.0 in 2002 to 5.7 in 2006. Recent deals, like the enormous $17.1 billion Harrah’s transaction, have a ratio in excess of 8.0.

Chart 4

HCA and Kinder Morgan both have ratios in excess of 6. A surprising number of deals, such as the $17.6 billion Freescale Semiconductor transaction, are in cyclical, unpredictable businesses. Grant’s Interest Rate Observer reports that pro forma the leveraged buyout (LBO), Freescale has $9.5 billion of debt and $5.5 billion of equity. Interest expense is expected to be $840 million per year, a figure the company barely covered in 2005 and 2006 (EBITDA minus capital expenditures). In fact, in 2001-2003 Freescale, when part of Motorola, failed to cover its fixed charges and even had negative EBITDA in two of those years. The Mad Hatter appears to be alive and well indeed.

The extreme leverage aspect of private equity has interesting long-term implications primarily because there is a popular perception that U.S. corporations have never been in better shape financially. That may indeed be the case for public enterprises, but the private side looks to be far more sketchy. When a credit crunch unfurls, the ramifications will extend far beyond the world of private equity. It has been over 15 years since the last real credit cycle. While it may be hard to imagine lenders saying “no” given the state of easy money today, a weaker economy, combined with some fear, could result in significant stress, escalating defaults and perhaps a pause in the Wall Street securitization machine and credit default swap market. Indeed, this cyclical behavior would be “normal” when viewed from a historical perspective. As we have commented several times over the years, the past decade has been abnormal in many ways. Easy money helped create asset bubbles, first with equities in the late 1990s, and then more recently, in residential real estate. Innovations from Wall Street, particularly in structured finance, have resulted in a veritable explosion in financial derivatives. According to the British Bankers’ Association, global credit derivatives have grown from $5 trillion in 2004 to $20 trillion in 2006! While many of these derivative programs serve real and useful economic purposes, a great number are highly speculative in nature. It remains to be seen how well all of these highly levered promises will hold up when times are not so sanguine.

We are seeing the first signs of trouble from the mortgage finance arena. Several sub prime lenders have shut their doors already, leaving their equity holders holding the bag. Default rates in the sub prime category have risen dramatically, up almost 100% from a year ago (from roughly 4% to 8%). With home prices falling in many markets and defaults up, some of the leveraged derivative bets are starting to go bad. We do not anticipate a widespread debacle, unless the economy really goes sour and the unemployment rate escalates meaningfully. Nevertheless, what is transpiring today is perhaps a harbinger of things to come.

On the corporate side, less-than-investment-grade debt issuance has been enormous. According to the Wall Street Journal, about $260 billion of new junk bonds were issued in 2006, up from the previous record of $210 billion in 2004. 17% of these were rated CAA or lower (a D rating indicates the bonds are in default) compared to 1990 when 4% were rated this low. Much of this debt has also been processed through the Wall Street securitization machine, with investors buying the various risk pieces. After awhile, it is easy to become inured to this activity, even when the dollars involved are mind-boggling. Investors seem all-too-willing to refinance troubled situations. It is reminiscent of the late 1980s junk bond phenomenon, where low historical default rates served as the justification for more leverage and dicier deals. That ended badly and we believe this cycle will too. Just because risk is “traunched-off” to investors does not mean it is eliminated. Risk can be spread, but it does not disappear. The lynchpin of the derivative world is the strength of the counter party. All of the derivative products depend on the counter party making good on his end of the deal. In a stressed environment, it is very hard to fathom this happening without significant problems. We have watched Berkshire’s Warren Buffett unwind the derivative position of General Re over the past five years. Starting with approximately 23,000 derivatives, he has now worked it down below 400, in arguably the most favorable environment you could imagine, yet this endeavor has, so far, cost Berkshire over $400 million. General Re’s derivative portfolio was, and is, small relative to others. It is just not logical to assume an orderly exchange when events roil this market.

Strategy
2006 was a remarkable year, primarily from the standpoint that almost everything did pretty well. Only three of the Dow Stocks were down in 2006 compared to 16 in 2005. Of the top ten major industry groups tracked by Dow Jones, all were up, with the weakest being health care at plus 5.4%. Nearly all major investment strategies - international, small cap, large cap, growth and value - performed reasonably well in 2006. There will normally be more variation in the market, and we anticipate a return to more volatility in 2007. We welcome this, as it is a source of new ideas.

On December 28, 2006, our Board of Directors declared distributions of $0.0235 per share from short-term capital gains, which will be treated as ordinary income, and $0.1615 per share from net long-term capital gains, payable December 28, 2006, to shareholders of record on December 27, 2006.

Thank you for your confidence in FMI Common Stock Fund, Inc.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
December 31, 2006 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 96.1% (a)
COMMERCIAL SERVICES SECTOR — 17.5%
	Advertising/Marketing Services — 2.5%
434,700	Harte-Hanks, Inc.	$12,045,537
	Miscellaneous Commercial Services — 8.8%
414,100	ABM Industries Inc.	9,404,211
185,500	Adesa, Inc.	5,147,625
249,300	G & K Services, Inc.	9,695,277
466,000	Global Imaging Systems, Inc.	10,228,700
392,500	Navigant Consulting, Inc.	7,755,800
10,200	Universal Technical Institute Inc.	226,542
		42,458,155
	Personnel Services — 6.2%
394,200	Korn/Ferry International	9,050,832
846,300	MPS Group, Inc.	12,000,534
200,100	Watson Wyatt Worldwide Inc.	9,034,515
		30,085,881
CONSUMER NON-DURABLES SECTOR — 6.1%
	Apparel/Footwear — 3.7%
420,500	Liz Claiborne, Inc.	18,274,930
	Food: Meat/Fish/Dairy — 2.4%
390,800	Pilgrim’s Pride Corp.	11,501,244
CONSUMER SERVICES SECTOR — 6.6%
	Other Consumer Services — 3.8%
1,410,600	ServiceMaster Co.	18,492,966
	Publishing: Books/Magazines — 0.8%
66,300	Meredith Corp.	3,736,005
	Restaurants — 2.0%
393,900	Applebee’s International, Inc.	9,717,513
DISTRIBUTION SERVICES SECTOR — 6.7%
	Electronics Distributors — 4.3%
515,400	Arrow Electronics, Inc.	16,260,870
149,400	ScanSource, Inc.	4,541,760
		20,802,630
	Wholesale Distributors — 2.4%
246,800	United Stationers Inc.	11,523,092
ELECTRONIC TECHNOLOGY SECTOR — 3.4%
	Computer Peripherals — 1.3%
138,200	Imation Corp.	6,416,626
	Electronic Equipment/Instruments — 2.1%
426,500	Paxar Corp.	9,835,090
ENERGY MINERALS SECTOR — 1.4%
	Oil & Gas Production — 1.4%
188,400	St. Mary Land & Exploration Co.	6,940,656
FINANCE SECTOR — 13.0%
	Insurance Brokers/Services — 3.9%
633,000	Arthur J. Gallagher & Co.	18,705,150
	Investment Managers — 2.8%
324,300	Investors Financial Services Corp.	13,837,881
	Life/Health Insurance — 3.5%
356,000	Protective Life Corp.	16,910,000
	Property/Casualty Insurance — 2.8%
581,250	Old Republic International Corp.	13,531,500
HEALTH SERVICES SECTOR — 1.8%
	Medical/Nursing Services — 1.8%
595,600	Option Care, Inc.	8,487,300
HEALTH TECHNOLOGY SECTOR — 2.6%
	Medical Specialties — 2.6%
213,200	Beckman Coulter, Inc.	12,749,360
INDUSTRIAL SERVICES SECTOR — 4.2%
	Environmental Services — 2.1%
244,300	Waste Connections, Inc.	10,150,665
	Oilfield Services/Equipment — 2.1%
410,500	Dresser-Rand Group, Inc.	10,044,935
PROCESS INDUSTRIES SECTOR — 8.8%
	Containers/Packaging — 6.9%
281,000	AptarGroup, Inc.	16,590,240
504,700	Bemis Company, Inc.	17,149,706
		33,739,946
	Industrial Specialties — 1.9%
329,800	Valspar Corp.	9,115,672
PRODUCER MANUFACTURING SECTOR — 2.6%
	Electrical Products — 1.6%
149,000	Acuity Brands, Inc.	7,753,960
	Industrial Machinery — 1.0%
104,900	IDEX Corp.	4,973,309
RETAIL TRADE SECTOR — 6.1%
	Discount Stores — 3.0%
503,900	Family Dollar Stores, Inc.	14,779,387
	Food Retail — 2.3%
408,000	Ruddick Corp.	11,322,000

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS (Continued)
December 31, 2006 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 96.1% (a) (Continued)
RETAIL TRADE SECTOR — 6.1% (Continued)
	Specialty Stores — 0.8%
126,500	PetSmart, Inc.	$3,650,790
TECHNOLOGY SERVICES SECTOR — 8.3%
	Data Processing Services — 7.3%
1,152,400	The BISYS Group, Inc.	14,877,484
457,800	eFunds Corp.	12,589,500
305,000	Hewitt Associates, Inc.	7,853,750
		35,320,734
	Information Technology Services — 1.0%
311,600	Perot Systems Corp.	5,107,124
TRANSPORTATION SECTOR — 5.8%
	Air Freight/Couriers — 2.1%
345,000	Pacer International, Inc.	10,270,650
	Trucking — 3.7%
457,200	Hunt (J.B.) Transport
	Services, Inc.	9,496,044
482,800	Werner Enterprises, Inc.	8,439,344
		17,935,388
UTILITIES SECTOR — 1.2%
	Gas Distributors — 1.2%
137,800	Northwest Natural Gas Co.	5,848,232
	Total common stocks	466,064,308
SHORT-TERM INVESTMENTS — 3.1%(a)
	Commercial Paper — 1.0%
$ 5,000,000	Prudential Funding LLC,
	5.15%, due 1/05/07	4,997,139
	Variable Rate Demand Note — 2.1%
10,035,315	U.S. Bank, N.A., 5.10%	10,035,315
	Total short-term investments	15,032,454
	Total investments	481,096,762
	Cash and receivables, less
	Liabilities — 0.8% (a)	3,808,201
	Net Assets	$484,904,963
	Net Asset Value Per Share
	($0.01 par value, indefinite
	shares authorized), offering
	and redemption price
	($484,904,963 ÷ 19,082,910
	shares outstanding)	$25.41

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

FMI Common Stock Fund, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.